UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2003

PLUMTREE SOFTWARE, INC.

(Exact Name of Registrant as specified in charter)

Commission File Number 001-31344

Delaware	94-3249110
(State or other jurisdiction of incorporation)	I.R.S. Employer Identification Number

500 Sansome Street San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 263-8900

Item 5. Other Events and Regulation FD Disclosure

On March 31, 2003, Plumtree Software, Inc. (the “Company”) adopted its 2003 Independent Director Compensation Plan, to provide cash compensation for independent directors who serve on the Company’s board of directors (the “Board”) and the Audit Committee thereof.

The Company has been informed that Pierre Lamond will not stand for re-election to the Board. Mr. Lamond is a partner at Sequoia Capital, a Silicon Valley-based venture capital firm, and has served as the Chairman of the Board since February 1997.

Item 7. Financial Statements and Exhibits

Exhibit Number
99.1	Press release dated April 10, 2003 announcing the Company’s 2003 first quarter results

Item 9. Regulation FD Disclosure

The following information required to be disclosed under Item 12 – “Disclosure of Results of Operation and Financial Condition” is being furnished under Item 9 – “Regulation FD Disclosure” in accordance with the Securities and Exchange Commission’s Final Rule Release No. 33-8216. On April 10, 2003, the Company issued a press release announcing its results for the fiscal quarter ended March 31, 2003. The full text of this press release is set forth in Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUMTREE SOFTWARE, INC.

Dated: April 10, 2003	By:	/s/ JOHN KUNZE
John Kunze Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press release dated April 10, 2003 announcing the Company’s 2003 first quarter results